                                                                   EXHIBIT 24.01

                            POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet Langford Kelly, Executive Vice President - Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2001, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.

                                                  /s/ John T. Dillon
                                                  ------------------------------
                                                            Director



Dated: March 5, 2002

                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet Langford Kelly, Executive Vice President - Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2001, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                  /s/ Gordon Gund
                                                  ------------------------------
                                                            Director


Dated: February 26, 2002

                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet Langford Kelly, Executive Vice President - Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2001, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                  /s/ Ann McLaughlin Korologos
                                                  ------------------------------
                                                            Director


Dated: February 19, 2002

                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet Langford Kelly, Executive Vice President - Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2001, and any exhibits, amendments and other documents related Thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                  /s/ John L. Zabriskie
                                                  ------------------------------
                                                            Director


Dated: February 20, 2002

                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet Langford Kelly, Executive Vice President - Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2001, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                  /s/ Dorothy A. Johnson
                                                  ------------------------------
                                                            Director


Dated: February 20, 2002

                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet Langford Kelly, Executive Vice President - Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2001, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                  /s/ Sam K. Reed
                                                  ------------------------------
                                                            Director


Dated: February 21, 2002

                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet Langford Kelly, Executive Vice President - Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2001, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                  /s/ James M. Jenness
                                                  ------------------------------
                                                            Director


Dated: February 27, 2002

                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet Langford Kelly, Executive Vice President - Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2001, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                  /s/ William C. Richardson
                                                  ------------------------------
                                                            Director


Dated: February 19, 2002

                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet Langford Kelly, Executive Vice President - Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2001, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet Langford Kelly till power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                  /s/ Claudio X. Gonzalez
                                                  ------------------------------
                                                            Director


Dated: February 20, 2002

                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet Langford Kelly, Executive Vice President - Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2001, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                  /s/ Benjamin S. Carson Sr.
                                                  ------------------------------
                                                            Director


Dated: February 21, 2002

                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet Langford Kelly, Executive Vice President - Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2001, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                  /s/ William D. Perez
                                                  ------------------------------
                                                            Director


Dated: February 22, 2002

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Janet Langford Kelly, Executive Vice President -- Corporate Development and Administration, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2001, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

         Whereupon, I grant unto said Janet Langford Kelly full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or her substitute, may lawfully do, or cause to be done, by virtue hereof.



                                             /s/ L. Daniel Jorndt
                                             --------------------------------
                                                         Director




Dated: March 18, 2002